    [OptiCare Health Systems logo]

                                                 Contact:
                                                 Vincent S. Miceli
                                                 Corporate Controller
                                                 OptiCare Health Systems, Inc.
                                                 (203) 596-2236

                     OPTICARE HEALTH SYSTEMS, INC. ANNOUNCES
                     ---------------------------------------
                             THIRD QUARTER EARNINGS
                             ----------------------

            WATERBURY, Conn., November 14, 2005 -- OptiCare Health Systems, Inc.
(AMEX: OPT) announced today that third quarter 2005 net income from continuing operations increased to $270,000 from a loss from continuing operations of
$850,000 in the third quarter 2004. For the nine months of 2005, net income from continuing operations increased to $998,000 from a loss from continuing operations of $248,000 in the comparable 2004 period. Net revenue for the third quarter 2005 increased approximately $0.7 million to $14.9 million from $14.2 million in the third quarter 2004. For the nine months of 2005, net revenues declined approximately $0.3 million to $44.2 million from $44.5 million in the comparable 2004 period. The third quarter and nine month results of 2004 reflect results from continuing operations and exclude the results of the Company's discontinued operations CC System's Inc., which was sold in September 2004 and the Distribution Segment, which was sold on January 12, 2005.

            "We are pleased to report our third consecutive profitable quarter from continuing operations," commented Christopher J. Walls, OptiCare's
President and Chief Executive Officer, who also noted "The Company continues to focus on operating its core businesses efficiently which has enabled it to deliver improved results in 2005."

            The Company also stated that its merger with Refac, which it announced on August 22, 2005, is now expected to close on or before April 30,
2006.

ABOUT OPTICARE HEALTH SYSTEMS, INC.
-----------------------------------

          OptiCare Health Systems, Inc. is an integrated eye care services company focused on vision benefits management and consumer vision services, including medical, surgical and optometric services and optical retail.

                                    * * * * *

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS

              THIS NEWS RELEASE INCLUDES CERTAIN STATEMENTS OF THE COMPANY THAT
     MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION
     27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE
     SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND WHICH ARE MADE PURSUANT TO
     THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING
     STATEMENTS INCLUDE STATEMENTS CONCERNING THE FINANCIAL PERFORMANCE OF THE
     COMPANY, AS WELL AS PLANS, OBJECTIVES, GOALS, STRATEGIES, FUTURE EVENTS, OR
     PERFORMANCE, AND ANY UNDERLYING ASSUMPTIONS AND STATEMENTS THAT ARE NOT
     STATEMENTS OF HISTORICAL FACT. WHEN USED IN THIS NEWS RELEASE, THE WORDS
     "EXPECTS," "ANTICIPATES," "ESTIMATES," "PLANS," "INTENDS," "PROJECTS,"
     "PREDICTS," "BELIEVES," "MAY" OR "SHOULD," AND SIMILAR EXPRESSIONS, ARE
     INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING
     STATEMENTS BASED UPON THE BELIEFS OF MANAGEMENT AND ASSUMPTIONS MADE BY AND
     INFORMATION CURRENTLY AVAILABLE TO THE COMPANY. THESE STATEMENTS REFLECT
     THE CURRENT VIEW OF THE COMPANY'S MANAGEMENT WITH RESPECT TO FUTURE EVENTS.
     MANY FACTORS COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF
     THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS,
     PERFORMANCE, OR ACHIEVEMENTS THAT MAY BE EXPRESSED OR IMPLIED BY SUCH
     FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED THAT ALL
     FORWARD-LOOKING STATEMENTS INVOLVE THOSE RISKS AND UNCERTAINTIES DETAILED
     IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION,
     INCLUDING ITS ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE FISCAL YEAR
     ENDED DECEMBER 31, 2004. FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE
     DATE THEY ARE MADE AND THE COMPANY UNDERTAKES NO DUTY OR OBLIGATION TO
     UPDATE ANY FORWARD-LOOKING STATEMENTS IN LIGHT OF NEW INFORMATION OR FUTURE
     EVENTS.

                                      # # #

                 OPTICARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

                                                               SEPTEMBER 30,         DECEMBER 31,
                                                                   2005                  2004
                                                             ----------------     -----------------

    ASSETS
    CURRENT ASSETS:
       Cash and cash equivalents                                      $ 2,142               $ 2,228
       Accounts receivable, net                                         2,122                 2,164
       Inventory                                                        1,808                 1,851
       Assets held for sale                                                 -                 7,894
       Other current assets                                               750                   681
                                                              ----------------     -----------------
           TOTAL CURRENT ASSETS                                         6,822                14,818
                                                              ----------------     -----------------
    Property and equipment, net                                         2,084                 2,628
    Goodwill                                                           16,888                16,663
    Intangible assets, net                                                985                 1,068
    Assets held for sale, non-current                                       -                 1,150
    Other assets                                                        3,385                 3,487
                                                              ----------------     -----------------
    TOTAL ASSETS                                                     $ 30,164              $ 39,814
                                                              ================     =================

    LIABILITIES AND STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES:
       Accounts payable                                               $ 1,028               $ 2,727
       Accrued expenses                                                 6,030                 6,514
       Current portion of long-term debt                                1,519                   332
       Current portion of long-term debt - related party                1,000                     -
       Current portion of capital lease obligations                        54                    11
       Liabilities of held for sale business                                -                 5,683
       Other current liabilities                                          897                 1,119
                                                              ----------------     -----------------
            TOTAL CURRENT LIABILITIES                                  10,528                16,386
                                                              ----------------     -----------------

    Long-term debt, less current portion                                  898                10,024
    Capital lease obligations, less current portion                       115                    19
    Other liabilities                                                     352                 1,476
                                                              ----------------     -----------------
           TOTAL NON-CURRENT LIABILITIES                                1,365                11,519
                                                              ----------------     -----------------

    Series B 12.5% mandatorily redeemable, convertible
       preferred stock--related party                                   6,929                 6,344

    STOCKHOLDERS' EQUITY:
    Series C & D preferred stock--related party                             1                     1
    Common stock                                                           31                    31
    Additional paid-in-capital                                         83,051                79,192
    Accumulated deficit                                              (71,741)              (73,659)
                                                              ----------------     -----------------
             TOTAL STOCKHOLDERS' EQUITY                                11,342                 5,565
                                                              ----------------     -----------------
    TOTAL LIABILITIES AND                                            $ 30,164              $ 39,814
        STOCKHOLDERS' EQUITY                                  ================     =================

                 OPTICARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)
                                   (UNAUDITED)

                                                                          THREE MONTHS                     NINE MONTHS
                                                                       ENDED SEPTEMBER 30,              ENDED SEPTEMBER 30,
                                                                   ---------------------------     ----------------------------
                                                                      2005            2004            2005            2004
                                                                   ------------    -----------     ------------    ------------

  NET REVENUES:
    Managed vision                                                     $ 6,653        $ 6,547          $19,439        $ 18,864
    Product sales                                                        2,871          2,860            8,837           8,931
    Other services                                                       5,317          4,771           15,088          15,271
    Other income                                                            75              -              848           1,458
                                                                   ------------    -----------     ------------    ------------
     Total net revenues                                                 14,916         14,178           44,212          44,524
                                                                   ------------    -----------     ------------    ------------
  OPERATING EXPENSES:
     Medical claims expense                                              4,779          4,913           14,216          14,274
     Cost of product sales                                               1,022          1,092            3,108           3,200
     Cost of services                                                    2,088          1,865            5,730           6,374
     Selling, general and administrative                                 6,300          6,617           18,724          19,275
     Depreciation                                                          254            232              750             645
     Amortization                                                           28             31               83              86
     Interest                                                              175            298              553             886
                                                                   ------------    -----------     ------------    ------------
          Total operating expenses                                      14,646         15,048           43,164          44,740
                                                                   ------------    -----------     ------------    ------------
  Income (loss) from continuing operations before income tax               270          (870)            1,048           (216)
  Income tax expense (benefit)                                               -           (20)               50              32
                                                                   ------------    -----------     ------------    ------------
  Income (loss) from continuing operations                                 270          (850)              998           (248)
  Discontinued operations:
      Income (loss) from discontinued operations                           920        (1,324)              920         (3,846)
      Income tax expense (benefit)                                           -              -                -               -
                                                                   ------------    -----------     ------------    ------------
      Income (loss) from discontinued operations                           920        (1,324)              920         (3,846)

  Net income (loss)                                                      1,190        (2,174)            1,918         (4,094)
  Preferred stock dividends                                              (199)          (177)            (585)           (528)
                                                                   ------------    -----------     ------------    ------------
  Net income (loss) available to common stockholders                      $991      $ (2,351)           $1,333       $ (4,622)
                                                                   ============    ===========     ============    ============
  EARNINGS (LOSS) PER SHARE:
  Earnings Per Share - Basic:
      Income (loss) from continuing operations applicable to
       common stockholders                                               $0.00        $(0.01)            $0.00         $(0.01)
      Income (loss) from continuing operations applicable to
       participating securities                                          $0.00       $ (0.02)            $0.01         $(0.02)
      Discontinued operations                                            $0.03       $ (0.05)            $0.03         $(0.12)
                                                                   ------------    -----------     ------------    ------------
      Net income (loss) per common share                                 $0.03       $ (0.08)            $0.04         $(0.15)
                                                                   ============    ===========     ============    ============
  Earnings Per Share - Diluted:
      Income (loss) from continuing operations                           $0.00       $ (0.03)            $0.00        $ (0.03)
      Discontinued operations                                            $0.01       $ (0.05)            $0.01        $ (0.12)
                                                                   ------------    -----------     ------------    ------------
      Net income (loss) per common share                                 $0.01       $ (0.08)            $0.01        $ (0.15)
                                                                   ============    ===========     ============    ============